UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2025
__________________________________________
Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane,
Rutland,	Vermont	05701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CWST	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On July 17, 2025, Casella Waste Systems, Inc. (the “Company”) announced that it has commenced the remarketing of $29.0 million aggregate principal amount of Finance Authority of Maine (the “Issuer”) Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2015R-1 issued on August 27, 2015 and Series 2015R-2 issued on April 2, 2018 (collectively, the “Bonds”). The Bonds were originally issued in the aggregate principal amount of $30.0 million. It is expected that $1.0 million of the aggregate principal amount of Bonds will be redeemed by the Company on August 1, 2025, and the remaining $29.0 million of the aggregate principal amount of Bonds (the “Remarketed Bonds”) will be remarketed on such date.
The Bonds have a final maturity of August 1, 2035. Pursuant to the indenture under which the Bonds were offered (the “Indenture”), the interest rate periods under which the Bonds were previously issued are expiring on July 31, 2025, and accordingly, the Company expects that the Remarketed Bonds will be subject to mandatory tender and will be remarketed on August 1, 2025 at a new interest rate for a new interest rate period commencing on August 1, 2025. The Bonds have been guaranteed by substantially all of the Company’s subsidiaries (the “Guarantors”), as required pursuant to the terms of the loan agreement pursuant to which the Issuer loaned the proceeds of the Bonds to the Company. The Bonds are not a general obligation of the Issuer and do not constitute an indebtedness of or a charge against the general credit of the Issuer. The Bonds are not a debt of the State of Maine and are payable solely from amounts received from the Company under the terms of the Indenture. The remarketing and redemption is expected to become effective on August 1, 2025, and the Remarketed Bonds are anticipated to be sold and designated as a single bond identified as Series 2015R-3.
As of March 31, 2025, the Company and the Guarantors had approximately $1,151 million of aggregate outstanding indebtedness under the following debt arrangements: (a) $800.0 million of term loans under the Company’s senior secured credit facility, (b) $277.0 million aggregate principal amount of tax-exempt bonds (including the Bonds to be remarketed or redeemed on August 1, 2025), (c) no amounts outstanding under the Company’s revolving credit facility; and (d) $74.2 million of additional indebtedness outstanding, including finance leases and seller financing notes. The Company also had interest rate derivative agreements in the notional amount of $515.0 million with expiration dates ranging from February 2026 to June 2028. As of March 31, 2025, the Company had approximately $675.4 million of unused commitments under the revolving credit facility, available to be borrowed by the Company subject to customary borrowing conditions, $24.6 million in outstanding letters of credit issued under the revolving credit facility, and $269.9 million in cash and cash equivalents, and restricted cash (including $2.2 million in cash proceeds from the 2025 drawdown of the $25.0 million solid waste disposal revenue bonds issued by the Vermont Economic Development Authority).
The Remarketed Bonds are being offered only to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The interest rate period, interest rate and timing of the remarketing of the Remarketed Bonds will depend upon market conditions and other factors, and there can be no assurance that the remarketing or redemption will be completed.
The Bonds have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws.
A copy of the Company’s press release announcing the remarketing of the Remarketed Bonds and the issuance of a notice of a mandatory tender of the Remarketed Bonds, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Neither this Current Report on Form 8-K, nor the press release attached hereto as Exhibit 99.1 hereto shall constitute an offer to sell or the solicitation of an offer to buy the Bonds, nor shall there be any sale of the Bonds in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Casella Waste Systems, Inc. dated July 17, 2025, relating to the remarketing of the Bonds.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.**

101.LAB	Inline XBRL Taxonomy Label Linkbase Document.**

101.PRE	Inline XBRL Taxonomy Presentation Linkbase Document.**

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

**	Submitted Electronically Herewith.

Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K, including, among others, the statements regarding the remarketing of the Remarketed Bonds, are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “will,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. The Company cannot guarantee that the remarketing or redemption of the Bonds will be completed, that the Bond proceeds will be available or applied as expected, or that it actually will achieve the plans, intentions, expectations or guidance disclosed in the forward-looking statements made. Such forward-looking statements involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in the Company’s forward-looking statements. Such risks and uncertainties include or relate to, among other things: market conditions and the Company’s ability to consummate the remarketing of the Remarketed Bonds, the receipt of all necessary consents and the satisfaction of all other closing conditions with respect to the remarketing of the Remarketed Bonds, as well as additional risks and uncertainties detailed in Item 1A, “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2024 and in other filings that the Company periodically makes with the Securities and Exchange Commission. There can be no assurance that the Company will be able to complete the remarketing or redemption of the Bonds on the anticipated terms, or at all. The Company undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: July 17, 2025	By:	/s/ Bradford J. Helgeson
Bradford J. Helgeson
Executive Vice President and Chief Financial Officer

4